UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                          -------------------------

                                   FORM 8-K

                          -------------------------

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 1, 1997

                           CARRIAGE SERVICES, INC.
            (Exact name of registrant as specified in its charter)

       DELAWARE                   1-11961                      76-0423828
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

      1300 POST OAK BLVD., SUITE 1500, HOUSTON, TX               77056
         (Address of principal executive offices)             (Zip Code)

                                (281) 556-7400
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On August 1, 1997, Carriage Services, Inc. (the "Company"), through its wholly owned subsidiary, acquired substantially all the operating assets of McNary-Moore Funeral Service. McNary-Moore Funeral Service operates one funeral home in Colusa, California. This acquisition is referred to as the "Acquired Business." Total consideration for the acquisition consisted of cash of approximately $750,000 and deferred purchase price of approximately $170,000. The consideration was determined through negotiations between the Company and representatives of the Acquired Business. In connection with this merger, the Company entered into customary employment, consulting and non-compete agreements with certain employees and former owners of the Acquired Business. The merger will be accounted for under the purchase method of accounting for financial reporting purposes.

   The Company is not aware of any pre-existing material relationships between
(i) the Acquired Business or any if its shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers, on the other.

   The Company also completed the acquisition of several other businesses (the "Other Acquisitions") since January 1, 1997. None of the Other Acquisitions (other than ones previously filed on Form 8-K) is believed to be individually material to the results of operations or financial condition of the Company. However, the acquisition of the Acquired Business and the acquisition of the Other Acquisitions may require the filing of financial statements and pro forma financial information pursuant to Rules 3- 05(b)(1)(i) and 11-01(c) of Regulation S-X to the extent such businesses would collectively constitute a "significant subsidiary" under such Rules.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

       The Company believes that it is impractical to provide financial statements of the Acquired Business on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

   (b) PRO FORMA FINANCIAL INFORMATION

       The Company believes that it is impractical on the date of this filing to provide pro forma financial information reflecting the Company's acquisitions, and the Company will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

   (c) EXHIBITS.      None

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
                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CARRIAGE SERVICES, INC.

Dated:  August 15, 1997               By: /S/ THOMAS C. LIVENGOOD
                                          Thomas C. Livengood
                                          Executive Vice President and
                                          Chief Financial Officer

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